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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 14, 1994
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                           Western Digital Corporation
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                1-8703            95-264712
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State or Other Jurisdiction     (Commission          (IRS Employer
     of Incorporation)          File Number)      Identification No.)

8105 Irvine Center Drive, Irvine, CA              92715
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(Address of Principal Executive Offices)        (Zip Code)

Registrant's telephone number, including area code  (714) 932-5000
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   N/A
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(Former Name or Former Address, if Changed Since Last Report)
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Item 5.          OTHER EVENTS.

                 On March 14, 1994, a proposed settlement of the pending class action securities litigation against Western Digital Corporation (the "Company") which had been previously agreed to by all parties received preliminary court approval. This litigation was initiated in July 1991 and consolidated in federal district court in Santa Ana, California on September 4, 1991 (In re Western Digital Securities Litigation, Master File No. SA CV 91-375 GLT (RWRx)). In the litigation, brought by plaintiffs' representatives on behalf of persons who purchased the Company's securities between April 20, 1990 and February 8, 1991, it was alleged that the Company and its former chief executive officer made false and misleading statements about the Company in violation of federal securities laws. The class period was later extended through and including March 18, 1993. Pursuant to the proposed settlement, subject to final approval by the federal district court, the Company and its insurance carrier will make available on a claims made basis up to $6.75 million, comprised of $3.5 million in cash and the balance in shares of the Company's common stock, to be used for settlement payments to eligible class members who submit appropriate proofs of claim, and to pay class notification costs, attorneys' fees of plaintiffs' counsel and any other costs of administering the settlement. The Company has the right, at its option, to pay its portion of the settlement in cash in lieu of making any stock distribution. Detailed information concerning settlement procedures will be published in the near future.

                 Although the Company and its former chief executive officer deny all charges of wrongdoing and do not concede any liability, the Company believes the settlement is appropriate to put to rest all further controversy and to avoid substantial expenses and the inconvenience and distraction of burdensome and protracted litigation.

                 Based upon the agreed upon contribution by the Company's insurance carrier as well as reserves previously provided by the Company, the settlement is not expected to have a material impact on the Company's financial condition or future operating results.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS.

                 None.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Western Digital Corporation

Date:  March 16, 1994                              By:          SIG
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                                                      Robert L. Erickson
                                                      Vice President, Law
                                                      and Secretary